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WORLD OMNI FINANCIAL CORP.
WORLD OMNI WHOLESALE MASTER TRUST 1994
SERIES 1994-1,  SERIES 1995-1, SERIES 1996-1 and SERIES 1996-2
CERTIFICATE DATE AS OF :                                                                          May 27, 1997
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

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COLLECTIONS:                                                                                      For Month of:
                                                                                                  April 1997
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Principal Collections: Total Pool                                                                 $381,128,438.00

Interest Collections
         Regular Pool                                                                               $4,252,896.10
         Concentration Pool                                                                           $253,087.51
              ==============================                                                      ===============
              Interest Collections: Total Pool                                                      $4,505,983.61

Investment Proceeds
         Regular Pool                                                                                 $198,432.61
         Concentration Pool                                                                           $115,595.58
              ==============================                                                      ===============
               Total Investment Proceeds:  Total Pool                                                 $314,028.19

Series 1996-1: Yield Supplement Deposit Amount                                                              $0.00
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ALLOCATION PERCENTAGES*  (Note: Calculated first day of following                                 Calculated as of
              month using recalculated prior month ending balances.)                              March 31, 1997
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Series Allocation Percentages
         Regular Pool
              Series 1994-1                                                                                 65.55%
              Series 1996-1                                                                                  0.00%
              Series 1996-2                                                                                 34.45%
         Concentration Pool
              Series 1995-1                                                                                100.00%

Floating Allocation Percentages
         Regular Pool
              Series 1994-1                                                                                 60.50%
              Series 1996-1                                                                                  0.00%
              Series 1996-2                                                                                 32.30%
         Concentration Pool
              Series 1995-1                                                                                 88.61%

Principal Allocation Percentages
         Regular Pool
              Series 1994-1                                                                                 na
              Series 1996-1                                                                                 na
              Series 1996-2                                                                                 na
         Concentration Pool
              Series 1995-1                                                                                 na

Excess Transferor Percentage
         Regular Pool                                                                                        2.00%
         Concentration Pool                                                                                  2.00%
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PRINCIPAL AND FUNDED AMOUNTS:                                                                     As of last day of:
                                                                                                  April , 1997
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Series 1994-1 Initial Principal Amount: Class A                                                   $317,000,000.00
Series 1994-1 Initial Principal Amount: Class B                                                    $16,000,000.00
Series 1994-1 Excess Funding Account Balance Available to Investors                                $16,838,476.06
Series 1994-1 Principal Distributed to Investors                                                            $0.00
Series 1994-1 Principal Funding Account Balance                                                             $0.00
Series 1994-1 unreimbursed Investor Charge Offs                                                             $0.00
Series 1994-1 Invested Amount                                                                     $316,161,523.94
Series 1994-1 outstanding Principal Balance                                                       $333,000,000.00

Series 1995-1 Initial Principal Amount                                                             $50,000,000.00
Series 1995-1 Excess Funding Account Balance Available to Investors                                   $783,639.86
Series 1995-1 Principal Distributed to Investors                                                            $0.00
Series 1995-1 Principal Funding Account Balance                                                             $0.00
Series 1995-1 unreimbursed Investor Charge Offs                                                             $0.00
Series 1995-1 Invested Amount                                                                      $49,216,360.14
Series 1995-1 outstanding Principal Balance                                                        $50,000,000.00

Series 1996-1 Initial Funded Amount                                                                $15,000,000.00
Series 1996-1 Aggregate Incremental Funded Amounts                                                 $35,000,000.00
Series 1996-1 Aggregate Optional Early Pay Out Amounts                                             $50,000,000.00
Series 1996-1 Funded Amount                                                                                 $0.00
Series 1996-1 Excess Funding Account Balance Available to Investors                                         $0.00
Series 1996-1 Principal Distributed to Investors                                                            $0.00
Series 1996-1 Principal Funding Account Balance                                                             $0.00
Series 1996-1 unreimbursed Investor Charge Offs                                                             $0.00
Series 1996-1 Invested Amount                                                                               $0.00
Series 1996-1 outstanding Principal Balance                                                                 $0.00

Series 1996-2 Initial Principal Amount: Class A                                                   $167,500,000.00
Series 1996-2 Initial Principal Amount: Class B                                                     $7,500,000.00
Series 1996-2 Excess Funding Account Balance Available to Investors                                 $6,194,995.13
Series 1996-2 Principal Distributed to Investors                                                            $0.00
Series 1996-2 Principal Funding Account Balance                                                             $0.00
Series 1996-2 unreimbursed Investor Charge Offs                                                             $0.00
Series 1996-2 Invested Amount                                                                     $168,805,004.87
Series 1996-2 outstanding Principal Balance                                                       $175,000,000.00
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POOL FACTOR FOR THE CERTIFICATES                                                                  As of:
                                                                                                  April 30, 1997
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Series 1994-1: Class A                                                                                       1.00000000
Series 1994-1: Class B                                                                                       1.00000000
Series 1996-2: Class A                                                                                       1.00000000
Series 1996-2: Class B                                                                                       1.00000000
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POOL BALANCE:                                                                                     For Month of:
                                                                                                  April , 1997
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Pool Balance, beginning of month
         Regular Pool                                                                             $521,886,885.92
         Concentration Pool                                                                        $22,021,123.06
              ==============================                                                      ===============
              Total Pool                                                                          $543,908,008.98

Pool Balance, end of month
         Regular Pool                                                                             $522,537,739.58
         Concentration Pool                                                                        $55,515,768.32
              ==============================                                                      ===============
              Total Pool                                                                          $578,053,507.90

Pool Balance, average
         Regular Pool                                                                             $506,631,492.16
         Concentration Pool                                                                        $27,931,149.55
              ==============================                                                      ===============
              Total Pool                                                                          $534,562,641.71
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REGULAR POOL DISTRIBUTIONS                                                                        As of:
                                                                                                  May 27, 1997
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Principal Distributions to Investors
              Series 1994-1: Class A                                                                        $0.00
              Series 1994-1: Class B                                                                        $0.00
              Series 1996-1                                                                                 $0.00
              Series 1996-2: Class A                                                                        $0.00
              Series 1996-2: Class B                                                                        $0.00

Monthly Interest to Investors
              Series 1994-1: Class A                                                                $1,658,966.67
              Series 1994-1: Class B                                                                   $86,151.11
              Series 1996-1                                                                                 $0.00
              Series 1996-2: Class A                                                                  $867,650.00
              Series 1996-2: Class B                                                                   $39,716.67

Regular Pool Transferors Interest                                                                      $85,057.92

Interest Shortfall
              Series 1994-1: Class A                                                                        $0.00
              Series 1994-1: Class B                                                                        $0.00
              Series 1996-1                                                                                 $0.00
              Series 1996-2: Class A                                                                        $0.00
              Series 1996-2: Class B                                                                        $0.00

Servicing Fee
              Series 1994-1                                                                           $263,085.16
              Series 1996-1                                                                                 $0.00
              Series 1996-2                                                                           $140,466.95

Reserve Fund Deposit Amount
              Series 1994-1                                                                                 $0.00
              Series 1996-1                                                                                 $0.00
              Series 1996-2                                                                                 $0.00
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REGULAR POOL DISTRIBUTIONS (cont.)                                                                As of:
                                                                                                  May 27, 1997
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Investor Default Amount
              Series 1994-1                                                                                 $0.00
              Series 1996-1                                                                                 $0.00
              Series 1996-2                                                                                 $0.00

Carry Over Amount
              Series 1994-1                                                                                 $0.00
              Series 1996-1                                                                                 $0.00
              Series 1996-2                                                                                 $0.00

Amount Distributed not including Excess Distribution to Transferor                                  $3,141,094.48

Unreimbursed Charge-off Amounts                                                                             $0.00

Non-use Fee (Series 1996-1)                                                                             $4,444.44
Increased Cost Amounts (Series 1996-1)                                                                      $0.00

Previously waived servicing fee
              Series 1994-1                                                                                 $0.00
              Series 1996-1                                                                                 $0.00
              Series 1996-2                                                                                 $0.00

Excess Distributed to Transferor                                                                    $1,305,789.78

Total Distributed                                                                                   $4,451,328.70

Monthly Interest - $ per thousand
              Series 1994-1 Class A                                                                         $5.23333333
              Series 1994-1 Class B                                                                         $5.38444444
              Series 1996-1                                                                                 $0.00000000
              Series 1996-2 Class A                                                                         $5.18000000
              Series 1996-2 Class B                                                                         $5.29555556
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RESERVE FUNDS                                                                                     As of:
                                                                                                  May 27, 1997
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Series 1994-1
              Balance                                                                               $1,665,000.00
              Deficiency Amount                                                                             $0.00

Series 1995-1
              Balance                                                                                 $375,000.00
              Deficiency Amount                                                                             $0.00

Series 1996-1
              Balance                                                                                 $250,000.00
              Deficiency Amount                                                                             $0.00

Series 1996-2
              Balance                                                                                 $875,000.00
              Deficiency Amount                                                                             $0.00
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CHARGE OFFS                                                                                       As of:
                                                                                                  April 30, 1997
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Defaulted Receivables                                                                                       $0.00
Investor Default Amount                                                                                     $0.00
Deficiency Amount                                                                                           $0.00
Draw Amount                                                                                                 $0.00
Investor Charge-Off's                                                                                       $0.00
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REGULAR POOL SERIES SUBORDINATED AMOUNTS                                                          As of:
                                                                                                  April 30, 1997
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Required Subordinated Amount
              Series 1994-1                                                                        $18,462,348.67
              Series 1996-1                                                                                 $0.00
              Series 1996-2                                                                         $7,056,316.72

Available Subordinated Amount
              Series 1994-1                                                                        $18,462,348.67
              Series 1996-1                                                                                 $0.00
              Series 1996-2                                                                         $7,056,316.72
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EXCESS RECEIVABLES                                                                                As of:
              To be used in the following month's computations.                                   April 30, 1997
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Pool Total Components of Excess Receivables:
              Used Vehicles                                                                        $91,276,147.10
              Finance Hold Receivables                                                              $1,228,120.00
              Auction Advantage Program                                                                     $0.00
              Delayed Payment Program                                                                       $0.00
              Payment Agreements                                                                      $211,254.80

Pool Limits on Components of Excess Receivables:
              Used Vehicles                                                                       $202,318,727.77
              Finance Hold Receivables                                                                      $0.00
              Auction Advantage Program                                                            $28,902,675.40
              Delayed Payment Program                                                              $11,561,070.16
              Payment Agreements                                                                      $500,000.00

Total unallocated Excess Receivables                                                                $1,228,120.00

Allocated Excess Receivables
              Series 1994-1                                                                           $733,247.34
              Series 1995-1                                                                           $115,053.01
              Series 1996-1                                                                                 $0.00
              Series 1996-2                                                                           $379,819.66
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DELINQUENCIES                                                                                     As of:
                                                                                                  April 30, 1997
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30 Day Delinquencies in excess of $1,000                                                          $          0.00
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EXCESS FUNDING ACCOUNT BALANCES                                                                   As of:
                                                                                                  April 30, 1997
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Series 1994-1
              outstanding Principal Balance                                                       $333,000,000.00
              Regular Pool Balance                                                                $522,537,739.58
              Subordination Percentage                                                                       5.50%
              Non Transferor's Percentage                                                                   98.00%
              Series Allocation Percentage                                                                  65.55118110%
              Excess Funding Amount                                                                $16,838,476.05

Series 1995-1
              outstanding Principal Balance                                                        $50,000,000.00
              Concentration Pool Balance                                                           $55,515,768.32
              Subordination Percentage                                                                       9.25%
              Non Transferor's Percentage                                                                   98.00%
              Series Allocation Percentage                                                                 100.000000%
              Excess Funding Amount                                                                   $783,639.87

Series 1996-1
              outstanding Principal Balance                                                                 $0.00
              Regular Pool Balance                                                                $522,537,739.58
              Subordination Percentage                                                                      10.00%
              Non Transferor's Percentage                                                                   98.00%
              Series Allocation Percentage                                                                   0.00000000%
              Excess Funding Amount                                                                         $0.00

Series 1996-2
              outstanding Principal Balance                                                       $175,000,000.00
              Regular Pool Balance                                                                $522,537,739.58
              Subordination Percentage                                                                       4.00%
              Non Transferor's Percentage                                                                   98.00%
              Series Allocation Percentage                                                                  34.44881890%
              Excess Funding Amount                                                                 $6,194,995.13
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ASSET COMPOSITION EVENTS:                                                                         For Month of:
                                                                                                  April 25, 1997
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Total Pool: 2 month test (actual lowest mth less than test)                                                  3.12%
              Test Value                                                                                    50.00%
              Event                                                                                       none

Total Pool: 12 month test                                                                                    0.00%
              Test Value                                                                                    25.00%
              Event                                                                                       none

Series 1995-1: 2 month test                                                                                 23.27%
              Test Value                                                                                    50.00%
              Event                                                                                       none

Series 1995-1: 12 month test                                                                                 0.00%
              Test Value                                                                                    25.00%
              Event                                                                                       none
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SERIES 1995-1 SUBORDINATION:                                                                      For Month of:
                                                                                                  April , 1997
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(1) Incremental Subordinated Amount  (ISA)
Concentration Pool Total Amounts
              Excess Receivables                                                                       115,053.01
              Class IV Receivables                                                                           0.00
              Unreviewed Receivables                                                                         0.00
              Rejected Receivables                                                                           0.00

ISA Percentage
               Excess Receivables                                                                          100%
               Class IV Receivables                                                                         25%
               Unreviewed Receivables                                                                       25%
               Rejected Receivables                                                                        100%

Incremental Subordinated Amount: Total                                                                 115,053.01

(2) Required Subordinated Amount
              9.25% x Con Pool Bal x Series 1995-1 Alloc %*.98                                       5,032,504.40
              + Incremental Subordinated Amount                                                        115,053.01
                                                                                                     5,147,557.40

(3) Available Subordinated Amount
              Lesser of RSA or:
              Available Subordinated Amount (previous DD)                                            2,152,803.23
               - Required Draw Amount (previous DD)                                                         $0.00
               - Reserve Fund w/d (on previous DD)                                                                          -
               + portion of Excess Interest to Transferor (previous DD)                                 20,871.20
               - Incremental Subordination Amount (previous DD)                                       (156,588.42)
               + Incremental Subordination Amount (current DD)                                         115,053.01
               - Subord % of change in EFA (since previous DD)                                       3,037,772.66
              Ending ASA:                                                                            5,147,557.40

(4) Reserve Fund Balance                                                                               375,000.00
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SERIES 1995-1 EARLY AMORTIZATION EVENTS:                                                          For Month of:
                                                                                                  April , 1997
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(1) Available Subordinated Amount (ASA)                                                              5,147,557.40
               Required Subordinated Amount (RSA)                                                    5,147,557.40
               Test Event: ASA less than  RSA                                                             None

(2) Servicer Default                                                                                      None

(3) Principal not Repaid by Expected Final Pmt Date                                                       None
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SERIES 1995-1 MEGADEALERSHIPS                                                                     For Month of:
                                                                                                  April , 1997
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Dealership Groups in excess of 30% of Receivables: Group 1                                                  $0.00
Test Value                                                                                          16,654,730.50
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SERIES 1995-1 DISTRIBUTIONS                                                                       As of
                                                                                                  May 27, 1997
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Excess Transferor's Percentage x Interest Collections                                                   28,822.33
Monthly Interest to Investors                                                                          286,111.11
Interest Shortfall                                                                                         -
Monthly Servicing Fee (1%)                                                                              41,013.63
Reserve Fund Deposit Amount                                                                                -
Investor Default Amount                                                                                    -
Carry-Over Amount                                                                                          -
Amount Distributed                                                                                         -
Unreimbursed  Charge-off Amounts                                                                           -
Previously waived Servicing Fee                                                                            -
Excess Interest Distributed to Transferor                                                               12,736.03
              Total Distributed                                                                        368,683.10

Total Distributed to WOFCO                                                                              82,571.99

Charge-offs:
              Defaulted Receivables                                                                                         -
              Investor Default Amount                                                                                       -
              Deficiency Amount                                                                                             -
              Draw Amount                                                                                                   -
              Investor Charge-Offs                                                                                          -
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